EATON VANCE INSTITUTIONAL EMERGING MARKETS LOCAL DEBT FUND
Supplement to Prospectus dated February 4, 2013

1.

The following replaces the second paragraph under “Purchasing Shares”:

Purchase orders will be executed at the net asset value next determined after their receipt in proper form (meaning that they are complete and contain all necessary information) by the Fund’s transfer agent. The Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

The Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The Eaton Vance funds do not accept investments from residents of the European Union or Switzerland.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The Fund does not issue share certificates.

2.

Effective May 24, 2013, the hours of operation for Eaton Vance Shareholder Services are changing to 8:30 a.m. – 5:30 p.m. (eastern time) (Monday – Friday).

May 1, 2013	INST-EMLDFPS1